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                                                                  EXHIBIT 10.(x)

                   AMENDED AND RESTATED OFFICE LEASE AGREEMENT



         THIS AMENDED AND RESTATED OFFICE LEASE AGREEMENT ("Lease") made and entered into this 1st day of January, 2004, by and between ROWLAND SCHAEFER & ASSOCIATES, a Florida general partnership ("Landlord"), whose address for purposes hereof shall be Three Southwest 129th Avenue, Pembroke Pines, Florida 33027, and CLAIRE'S STORES, INC. ("Tenant"), whose address for purposes hereof shall be Three Southwest 129th Avenue, Pembroke Pines, Florida 33027.

                                    RECITALS

A. Pursuant to that certain Office Lease Agreement dated September 8, 1989 (the "Original Lease"), Landlord's predecessor-in-interest leased to Tenant certain space in the building known as Claire's Corporate Plaza, located at Three Southwest 129th Avenue, Pembroke Pines, Florida.

B. The Original Lease, which expires on July 31, 2004, was amended, supplemented and/or modified on various occasions and through various instruments since September 8, 1989.

C. Landlord and Tenant desire to supersede and entirely replace the Original Lease with this Lease.

                                   WITNESSETH:

1. LEASED PREMISES. Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease, demise and let from Landlord those certain premises (the "Premises") in the building known as Claire's Corporate Plaza, located at 3 SW 129th Avenue, Pembroke Pines, Florida (said building together with the adjoining grounds and parking facilities owned by Landlord are collectively referred to as the "Building" as shown on Exhibit "A" attached hereto), such Premises being more particularly described on the floor plan of the Premises attached hereto as Exhibit "A-1" comprising portions of the first and second floors and the entirety of the third and fourth floors excepting the cross hatched area) and made a part hereof, identified by the signature or initials of Landlord and Tenant. The term "Rentable Area" as used herein shall refer to (i) in the case of a single tenancy floor, all space measured from the inside surface of the outer glass of the Building to the inside surface of the opposite outer glass, excluding only the areas within the outside glass used for building stairs, fire towers, elevator shafts, flues, vents, pipe shafts and vertical ducts, but including any such areas which are for the specific use of the particular tenant, such as special stairs or elevators, and (ii) in the case of a multi-tenancy floor, all space within the inside surface of the outer glass enclosing tenant occupied portions of the floor and measured to the midpoint of the walls separating such portions from areas leased by or held for lease to other tenants. No deductions from Rentable Areas are made for columns or projections necessary to the Building. The Rentable Areas for the Premises and for the Building have been calculated on the basis of the foregoing definition and are hereby stipulated for all purposes hereof to be approximately 35,470 square feet as to the Premises, whether the same should be more or less as a result of variations resulting from actual construction and completion of the Premises for occupancy, and 47,190 square feet as to the Building whether same should be more or less as a result of variations resulting from actual construction of the Building.

2. TERM. This Lease shall be for the term of TEN (10) YEARS commencing January 1, 2004, and terminating at midnight on December 31, 2014 (the "Lease Term"), unless sooner terminated or extended as provided herein.

3. BASE RENT. Tenant agrees to pay Landlord a total base rent ("Annual Base Rent") of Eight Hundred Eighty Three Thousand Two Hundred Three and No/100 Dollars ($833,203.00 ) payable in equal monthly installments ("Monthly Base Rent") of Seventy Three Thousand Six Hundred and 25/100 Dollars ($73,600.25) per month without any offset or deduction whatsoever. Monthly Base Rent shall be payable in advance on the first day of each month during the term of this Lease, in lawful money of the United States of America, and shall be made at the address of Landlord set forth above or elsewhere as designated by Landlord's written notice. If the Lease Term shall commence on any day other than the first day of a month, Tenant shall pay Landlord, on said commencement date, rent as provided for herein for such commencement month on a pro rata basis calculated based on the actual number of days in the commencement month, and the Monthly Base Rent paid by Tenant, if any, upon execution of this Lease shall be credited to the Monthly Base Rent due for the first full calendar month of the Lease Term. Rent for any such partial month of occupancy at the end of the term of this Lease will be prorated to be based on the actual number of days in the partial month. In addition to Monthly Base Rent, Tenant shall pay Landlord in advance on the first day of each month, a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed in connection with renting the Premises or upon the amount of rent collected therefor. Said amounts shall be treated and collectible as rent. Nothing herein shall be taken to require Tenant to pay any part of any Federal or State taxes imposed upon the income of Landlord. Tenant shall be required to pay Landlord interest on any rent due that remains unpaid for five (5) days after its due date. Said interest will be computed from the due date at the maximum rate allowed by law. The Annual Base Rent and Monthly Base Rent due from Tenant shall be adjusted as provided elsewhere in this Lease.



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4. ADDITIONAL RENT. In addition to the Annual Base Rent and Monthly Base Rent,
Tenant shall pay to Landlord as "Additional Rent", Tenant's Proportionate Share of Operating Expenses and Taxes. As used herein, the term:

         (A) "Tenant's Proportionate Share" shall mean the percentage which the Rentable Area attributable to Tenant bears to the total Rentable Area contained in the Building.

         (B) "Operating Expenses" shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, maintenance, repair and/or operation of the Building computed on the accrual basis, but shall not include the cost of individual tenant improvements, management costs associated with leasing activities, or the replacement of capital investment items and new capital improvements unless such items and/or improvements result in the operating efficiency of the Building being increased, in which latter event the cost shall be spread over the period necessary to recover the cost of such improvements from the increased efficiency. By way of explanation and clarification, but not by way of limitation, Operating Expenses will include the following:

                  (i) All expenses incurred by Landlord or Landlord's agent, which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Building and its mechanical systems, including, without limitation, day and night supervisors, if any, property managers, engineers, mechanics, electricians and plumbers and persons mentioned above; provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the Building and other such properties.

                  (ii) The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Building.

                  (iii) The cost of replacements for tools and other similar equipment used in the operation, repair, maintenance, cleaning and protection of the Building, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Building and such other properties.

                  (iv) Where the Building is managed by Landlord or an affiliate of Landlord. amounts actually paid management, but in no event greater than five percent (5%), a sum equal to five percent (5%) of gross annual income actually collected, together with amounts accrued for legal and other professional fees relating to the Building, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Building.

                  (v) Premiums for insurance against damage or loss to the Building from such hazards as Landlord deems appropriate, in Landlord's sole discretion, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and comprehensive broad form liability and property damage insurance.

                  (vi) If. during the Term of this Lease, Landlord shall make a capital expenditure for an item designed to increase the operating efficiency of the Building, the total cost of which is not properly included in Operating Expenses for any twelve (12) month period, corresponding with the property owner's fiscal year end in which it was made, there shall nevertheless be included in such Operating Expenses for any twelve (12) month period, corresponding with the property owner's fiscal year end in which it was made and in Operating Expenses for each succeeding twelve (12) month period, corresponding with the property owner's fiscal year end during the useful life of the capital expenditure the annual charge-off of such capital expenditure. The annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located, by the number of years of useful life of the capital expenditure. The useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principals.

                  (vii) Costs for electricity, water and sewer use charges, and other utilities supplied to the Building and not paid for directly by tenants.

                  (viii) Betterment assessments provided the same are apportioned equally over the longest period permitted by law.

                  (ix) Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Building.



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         (C) "Taxes" shall mean all impositions, taxes, assessments (special or otherwise), water and sewer charges and rents, and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitute therefor, including all taxes whatsoever attributable in any manner to the Building, the personal property contained therein, the land on which the Building is located or the rents receivable therefrom or any part thereof, or any use thereof, or any facility located therein or thereon or used in conjunction therewith or any charge or payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "personal property tax", "sales tax", "rental tax" "excise tax", "business tax", or designated in any other manner. The only categories of taxes not included in the term taxes as used herein shall be any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax paying entity without regard to Landlord's income source as arising from or out of the Building and/or the land on which it is located. Furthermore, the term Taxes as used herein shall not include any taxes which the tenants of the Building are required to pay in full to Landlord.

         Landlord shall notify Tenant within forty five (45) days of the end of any twelve (12) month period, corresponding with the property owner's fiscal year end year during the Lease Term of the amount which Landlord estimates will be the amount of Tenant's Proportionate Share of Operating Expenses and Taxes for the succeeding twelve (12) month period, corresponding with the property owner's fiscal year end and Tenant shall pay such sum to Landlord in equal monthly installments, during the succeeding twelve (12) month period, corresponding with the property owner's fiscal year end payable in advance on the first day of each month. Within ninety (90) days following the end of any twelve (12) month period, corresponding with the property owner's fiscal year end during the term hereof, Landlord shall submit to Tenant a statement showing the actual amount of Additional Rent which should have been paid by Tenant for the past twelve (12) month period, corresponding with the Property owner's fiscal year end. the amount thereof actually paid by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. For a period of six (6) months after receipt by Tenant of said statement and only on one (1) occasion or occurrence in a twelve (12) month period, Tenant shall have the right in person to inspect Landlord's books and records for as many days as required, at Landlord's office during normal business hours, after four (4) days prior written notice, showing the Operating Expenses and Taxes for the Building for the twelve (12) month period, corresponding with the property owner's fiscal year and covered by said statement. If Tenant's audit indicates an overpayment greater than ten percent (10%), Landlord shall be required to conduct an independent audit of operating expenses and taxes. If the two (2) audits vary by over five percent (5%), a third (3rd) auditor will be appointed by the previous two (2) auditors. The result of the third (3rd) audit shall determine the overpayment, if any. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's next due payment of Additional Rent or if by reason of any termination of this Lease no such future obligation exists, refunded to Tenant provided that Tenant has not been in default of any of the terms, covenants and conditions of this Lease. For any overpayment which exceeds ten percent (10%) of the estimate, Tenant shall receive a credit based on the agreed upon overpayment which shall include a ten percent (10%) interest calculation for the period of time of the overpayment. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to the statement rendered by Landlord because of any objection which Tenant may raise with respect thereto. The amount which Landlord estimates will be Tenant's Additional Rent for the portion of the twelve (12) month period, corresponding with the property owner's fiscal year end in which the Lease Term commences is $12,848.97 per month, plus sales tax, payable upon the execution of this Lease and on the first day of each month after the commencement of the term hereof. In estimating the amount of Operating Expenses and Taxes for the purposes hereof, Landlord may use any method which Landlord deems from time to time to be reasonable in Landlord's sole discretion. Additional Rent due for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease. Operating Expenses and Taxes for any twelve (12) month period corresponding with the property owner's fiscal year end during which the Lease terminates shall be prorated according to that portion of said calendar year that this Lease was actually in effect. Landlord shall have the right, but not the obligation, at Landlord's sole discretion, to apply any security deposits, if any, in full or partial satisfaction of any Additional Rent due for the final months of this Lease. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved of the liability for or the obligation to pay any Additional Rent due for the final months of this Lease, nor shall Landlord be required to first apply said security deposits to such Additional Rent if Landlord does not so desire in Landlord's sole discretion.

5. COST OF LIVING INCREASE. Commencing with the first of the Adjustment Months as set forth below and on each of the succeeding Adjustment Months thereafter, the Monthly Base Rent shall be adjusted as set forth below. The "Price Index" as used herein shall mean the Consumer Price Index shown on the U.S. City Average for all urban consumers, unadjusted, all items, as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1967 as a base of 100. The Monthly Base Rent shall be adjusted in accordance with the following provisions:

         (A) The Price Index as of the commencement of the term of this Lease shall be designated the "Base Index";

         (B) The Price Index as of the current Adjustment Month shall be designated the "Comparison Index";



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         (C) Promptly upon the availability of each Comparison Index, the
Monthly Base Rent shall be adjusted by multiplying the then existing Monthly Base Rent by the fraction which has as a numerator the Comparison Index for the current Adjustment Month and has as a denominator the Base Index. The product thereof shall be the new Monthly Base Rent which shall remain as adjusted until the next succeeding Adjustment Month. No adjustment shall be made if said adjustment would reduce the Monthly Base Rent. Regardless of where Tenant receives notice thereof, each adjustment shall be effective as of the first day of the month following each of the respective Adjustment Months and any deficiencies in the Monthly Base Rent already paid shall be due and payable ten
(10) days after receipt by Tenant of notice of such deficiencies. The Annual Base Rent shall be adjusted by adding to the amount of Monthly Base Rent which should have been paid for the particular lease year through the end of the current Adjustment Month the product of the number of months remaining in said lease year times the newly determined Monthly Base Rent. In the event that the Price Index hereinabove referred to ceases to incorporate a significant number of the items as currently set forth therein, or if a substantial change is made in the method of establishing such Price Index, then the Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing such Price Index. In the event that such Price Index (or successor or substitute index) is not available, then Landlord, in Landlord's sole discretion, may use another governmental or nonpartisan publication evaluating the information theretofore used in determining the Price Index in lieu of such Price Index. The Adjustment Months shall be the month of JANUARY in each of the following years: 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012,
2013 AND 2014. The term "Adjustment Month" as used herein shall mean any one of the Adjustment Months.

6. SECURITY DEPOSIT. Tenant will deposit with Landlord the sum of $0.00 which sum shall be held by Landlord as security for the faithful performance by Tenant of all terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Monthly Base Rent or Additional Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any Monthly Base Rent or Additional Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said security deposit-is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Tenant hereby waives any right, by statute or otherwise, to earn any interest on security deposits or any right to have any security deposits held in a separate account. Landlord shall not be required to keep any security deposits separate from its general funds and Landlord may commingle said security deposits with any other funds of Landlord. Tenant shall not be entitled to interest on its security deposits. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by Tenant, the balance of any security deposits made shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within sixty (60) days after the expiration of the term of the this Lease.

7. USE. The Tenant will use and occupy the entire Premises for the following use or purpose and for no other use or purpose and shall not permit any other use of the Premises or any portion thereof: GENERAL OFFICES, INCLUDING THE OPERATION OF AN EXERCISE ROOM IN THAT PORTION OF THE PREMISES LOCATED ON THE FIRST FLOOR OF THE BUILDING.

8. QUIET ENJOYMENT. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions of this Lease, peaceably and quietly hold and enjoy the Premises for the term hereof.

9. IMPROVEMENTS. Landlord shall, at Landlord's sole cost and expense, complete Landlord's Work which shall be of the specifications, materials, design, finish and color of the standard adopted by Landlord for the Building. Any improvements and other work done to the Premises which in any manner exceed, change or are in addition to Landlord's Work shall be referred to as "Tenant's Work" and shall be constructed by contractors chosen by Tenant and approved by Landlord, who may be, but shall not necessarily be, the same as Landlord's contractor. All of Landlord's Work shall be completed in substantial accordance with the Plans, as in Exhibit "B". Complete architectural and mechanical plans and specifications ("Landlord's Plans") shall be prepared by the architect and/or engineers designated by Landlord. The Plans for Landlord's Work shall be prepared at Landlord's expense. The Plans for Tenant's Work ("Tenant's Plans") shall be prepared by Tenant's architect at Tenant's expense. Both the Plans for Landlord's Work and the Plans for Tenant's Work are hereafter collectively referred to as "Plans". The Plans shall be consistent with the design, construction and equipment of the Building and in conformity with its standards and shall show the location and extent of any excess floor loading, all special requirements for air conditioning, plumbing and electricity and the estimated total electrical load. Tenant's Plans, both before and during construction, are subject to the written approval of Landlord, which consent cannot be unreasonably withheld. All design, construction and installation shall conform to the requirements of any and all authorities having jurisdiction thereof. Tenant shall submit Tenant's Plans within ninety (90) days after the execution


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of this Lease by both parties. Landlord shall respond within twenty (20) days of receipt of complete Tenant's Plans. In the event that Tenant falls to submit such information within said time period, then Landlord shall have the right to proceed as it deems appropriate in Landlord's sole discretion. In the event that any work so done by Landlord thereafter requires changes, then said changes shall be at Tenant's sole cost and expense. Notwithstanding the foregoing or anything to the contrary contained herein this Lease, the parties acknowledge and agree that Tenant currently occupies the entire Premises and that no Landlord's Work or Tenant's Work shall be required in connection with the commencement of the Term of this Lease.

10. INSURANCE PREMIUMS. If the Landlord's insurance premiums exceed the standard premium rates because of the nature of Tenant's operation, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. Any such increase in premiums shall be treated as rent due.

11. RULES AND REGULATIONS. Tenant shall comply with all rules and regulations Landlord may adopt from time to time for the operation and use of the Building. The present rules and regulations, which Tenant hereby agrees to comply with, entitled "Rules and Regulations", are attached hereto. Any future rules and regulations shall become a part of this Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same do not materially deprive Tenant of its rights established under this Lease.

12. GOVERNMENTAL REQUIREMENTS. In connection with any and all matters relating to this Lease and the Building, Tenant shall comply with any and all laws, statutes, ordinances, codes, rules and regulations of any and all federal, state and local governmental and quasi-governmental officials, bodies, agencies, boards and other authorities and courts of competent jurisdiction.

13. SERVICES. Landlord shall furnish the following services:

         (A) Automatically operated elevator service, public stairs as allowed by appropriate authorities, electrical current for lighting, incidentals, and normal office use, and water at points of supply designated by Landlord and provided for general use of its tenants at all times and on all days throughout the year.

         (B) Heat and air conditioning on Monday through Friday from 8:00 A.M. to 6:00 P.M., except Saturdays, Sundays and those holidays as declared by Landlord, in Landlord's sole discretion. Landlord shall also, at Tenant's sole cost and expense to be charged as rent, furnish heat and air conditioning at such other times as are not set forth above, provided Tenant gives written request to Landlord before 2:00 P.M. of the business day preceding the extra usage. Upon Tenant's written request, additional heat and air conditioning will be made available at $25.00 per hour after regular office hours the first year of the Lease. This rate shall be adjusted annually in relation to actual cost.

         Such services shall be provided only as long as Tenant is not in default under any of the terms, provisions, covenants and conditions of this Lease, which services shall be subject to interruption caused by repairs, renewals, improvements, changes to service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by Tenant or allowed by Landlord. No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Premises or the Building, except upon the written consent and approval of Landlord. Tenant shall only use office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which the Tenant obtains electric current. Any consumption of electric current in excess of that considered by Landlord to be usual, normal and customary for all tenants, or which requires special circuits or equipment (the installation of which shall be at Tenant's expense and shall only be made after receipt of approval in writing from Landlord), shall be paid for by the Tenant as additional rent paid to the Landlord in an amount to be determined by Landlord, based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof if separately metered.

14. CHARGES AS RENT. Any reference in this Lease to the term "rent" shall be deemed to include, without limitation, Total Base Rent, Monthly Base Rent and Additional Rent as each may be adjusted from time to time; and any and all charges of any kind whatsoever against Tenant for services or for work done on the Premises by order of Tenant, or otherwise accruing under this Lease, all of which items shall be included in any lien for rent as allowed by law, this Lease or otherwise.

15. REPAIR OF LEASED PREMISES. Tenant will, at Tenant's sole cost and expense, keep the Premises in good repair and tenantable condition during the term hereof and will replace at Tenant's sole cost and expense, any and all broken glass caused by Tenant in and about the Premises. Tenant will make no alterations, additions or improvements of any kind in or to the Premises or any part thereof without the prior written consent of Landlord, except Tenant shall be entitled to make alterations in the aggregate amount of $25,000.00 without such consent. Any and all additions, fixtures, carpets or improvements of any kind, whenever made, except only office furniture and trade fixtures which shall be readily removable without injury to the Premises, shall become the sole property of Landlord during the term hereof and shall remain a part of the Premises at the expiration of this Lease. Landlord shall have the right at any time and from time to time, to make and build additions, improvements and alterations to the Building or any part thereof and make such alterations and repairs to said Building as it may deem wise and advisable in Landlord's sole discretion without any liability to Tenant therefor.




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16. LIENS. Tenant shall not have any authority to create any liens on the
Building, the Premises or Landlord's interest therein for labor, materials or any other matters and all persons or entities contracting with or otherwise doing work for or at the request of Tenant on or about the Premises or the Building, and all materialmen, contractors, subcontractors, suppliers, mechanics and laborers are hereby charged with notice that they must look only to Tenant and to Tenant's interest in the Premises to secure the payment of any amounts claimed to be due. Tenant shall immediately pay-off, release and discharge, by bond or otherwise, any and all liens of any kind or character. and will indemnify Landlord against any and all expenses, costs and charges, including bond premiums for release of liens and attorneys fees and costs reasonably incurred in and about the defense of any suit in-discharging any liens, judgments, or encumbrances caused or suffered by Tenant. The expenses, costs and charges above referred to shall be considered as rent due. Nothing herein shall be deemed to subject Landlord's interest to any lien of any kind.

17. PARKING. Tenant shall be entitled to a reservation of eight (8) parking spaces as outlined in green on Exhibit "A". Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of automobiles or other vehicles or the contents thereof, while in or about the Building parking areas.

18. ESTOPPEL STATEMENT. Tenant agrees that from time to time, upon not less than ten (10) days prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; (c) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail; and (d) any other matters requested by Landlord to the extent same are true and correct.

19. SUBORDINATION. If the Building or any part thereof, is at any time subject to a mortgage, deed of trust ground lease or other form of financing or refinancing, and Tenant has received written notice from the holder of same ("Mortgagee"), then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Mortgagee and each Mortgagee shall have the right, but not the obligation, to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action, if any, taken by any Mortgagee with the same effect as if such action had been taken by Landlord. This Lease shall, at Landlord's option, which option may be exercised at any time during the term hereof or any renewals or extensions thereof, be subject and subordinate to any mortgage, deed of trust, ground lease or other form of financing or refinancing, now or hereafter encumbering the Building or any part thereof. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument or instruments which Landlord may deem desirable to evidence the aforesaid subordination of this Lease.

20. NON-DISTURBANCE. Landlord shall obtain from any mortgagee and/or ground lessor, if any, an agreement that in the event of any default by the Landlord pursuant to said mortgagee or ground lease resulting in the exercise of any remedy by such mortgagee or ground lessor, provided Tenant is not in default under this Lease, Tenant shall remain undisturbed.

21. INSURANCE. Tenant shall, at Tenant's sole cost and expense, maintain in full force and effect at all times during the term of this Lease and any renewals or extensions hereof, naming as insured Tenant and Landlord, as their interest may appear, comprehensive broad form general liability insurance, hazard insurance, and any other insurance required by Landlord, all of which insurance shall be in such amounts and upon such terms and underwritten by such companies as are satisfactory to Landlord. Tenant shall deliver to Landlord at least thirty (30) days prior to the commencement of the term of this Lease, and thereafter at least thirty (30) days prior to the expiration of any such policies, certificates of insurance evidencing the above coverages, which certificates shall name Landlord and any Mortgagee as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that not less than thirty (30) days prior written notice shall be given Landlord in the event of alteration to, or cancellation of, the coverages evidenced by such certificates. If for any reason Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss. Landlord makes no representation that the limits of liability specified to be carried by Tenant are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate.

22. DEFAULT. All rights and remedies of Landlord herein enumerated shall be cumulative and nothing herein shall exclude any other right or remedy allowed hereunder, at law or otherwise.

         (A) If any voluntary or involuntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, then and in any such event Landlord may, if Landlord elects, but not otherwise, and with or without notice of election, forthwith terminate this Lease, and, notwithstanding any other provision of this Lease, Landlord, in addition to any and all other legal remedies and rights the Landlord may have, declare the entire balance of the Total Base Rent and Additional Rent as adjusted, and any other rent or charges due hereunder for the remainder of the term to be due and payable and may collect same by distress or otherwise.

         (B) If Tenant defaults in the payment of any rent or other charges or in the prompt and full performance of any term, condition, requirement or provision of this Lease, or if the leasehold interest of Tenant be levied upon, under execution or be attached by process of law, or if Tenant makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of Tenant, or if Tenant abandons or vacates the Premises, then in any such event Landlord may, if Landlord so elects, but not otherwise, upon three
(3) days written notice of such election, either forthwith terminate this Lease and Tenant's right to possession of the Premises, or without terminating this Lease, forthwith terminate Tenant's right to possession of the Premises, but in either event, Tenant shall remain liable for damages as permitted by law, and as provided herein and Landlord shall have the right, in Landlord's sole discretion, to accelerate and declare the entire unpaid portion of Total Base Rent and Additional Rent as adjusted, and any other rent or other charges all of which would become due through the entire term of this Lease, to be immediately due and payable.

         (C) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord and, without prejudice to any other remedy which Landlord may have, Tenant does hereby grant to Landlord in such event, full and free license to entry into and upon the Premises, by picking locks and changing locks if deemed necessary by Landlord, with or without process of law to repossess the Premises, and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, forced entry or detainer, without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder, or by operation of law. Except for the three (3) day notice as set forth above, Tenant expressly waives the service of any other demand for the payment of rent or for possession and the service of any notice of Landlord's election to terminate this Lease or to re-enter the Premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the simple breach of any covenant or provision of this Lease by Tenant shall, of itself, without the service of any notice or demand whatsoever, permit the exercise by Landlord of any of the remedies provided to Landlord hereunder.

         (D) If Tenant vacates or abandons the Premises, or otherwise entitles Landlord to so elect, and Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may at Landlord's option, enter into the Premises and take and hold possession thereof as provided above, without such entry and possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay rent or other charges hereunder for the full term, and in any such case Tenant shall pay forthwith to Landlord a sum equal to the entire unpaid portion of Total Base Rent and Additional Rent as adjusted, and any other rent or other charges due hereunder for the remainder of the term of this Lease, less any rentals received by Landlord on any reletting. Upon and after entry into possession without termination of this Lease, Landlord will attempt to relet the Premises or any part thereof, for the account of Tenant or otherwise in Landlord's sole discretion, to any person, firm or corporation other than Tenant for such rent, for such time, and upon such terms as Landlord, in Landlord's sole discretion, shall determine, and Landlord shall not be required to accept any proposed new tenant offered by Tenant. In any such case, the new tenant may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting.

         (E) If Tenant shall default in the performance of any covenant herein contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled or elects to pay any sum of money, or to do any act by reason of the failure of Tenant to comply with any provision hereof, or if Landlord be compelled to incur any expense, including reasonable attorney's fees, if instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expense.

         (F) Tenant hereby irrevocably appoints Landlord as agent and attorney-in-fact of Tenant, to enter upon the Premises, in the event of eviction of Tenant by court order or termination of this Lease, and to remove any and all furniture and personal property whatsoever situated upon the Premises. Any property of Tenant not removed from the Premises after the end of the term, or upon termination by any other reason whatsoever, and any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, and to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property so long as same shall be in Landlord's possession or under Landlord's control.

         (G) If the term of any lease, other than this Lease, made by Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such default shall, ipso facto constitute a default hereunder and empower Landlord, at Landlord's sole discretion, to terminate this Lease as herein provided in the event of default.

         (H) Any right herein granted to Landlord to terminate this Lease shall apply to any extension or renewal hereof.

         (I) No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the terms of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

         (J) No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

         Landlord shall not be deemed in default of any of the terms, conditions, requirements and provisions of this Lease until the expiration of thirty (30) days after the receipt of written notice specifying any alleged default, but only if Landlord shall have failed to cure or remedy said default during said period. If the specified default by Landlord shall be of a nature that cannot be completely cured within said thirty (30) day period then, if Landlord shall have diligently commenced curing same within said thirty (30) day period then no default shall be deemed to have occurred.

23. ATTORNMENT. If all or any Portion of Landlord's interests hereunder shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage or other form of lien or financing on the Building or any part thereof, Tenant shall, at the option of said transferee, be bound to such transferee ("Purchaser") for the balance of the term hereof remaining, and any extensions or renewals hereof which may be effected in accordance with the terms and provisions hereof with the same force and effect as if the Purchaser were the Landlord under this Lease, and Tenant does hereby agree, at the option of Purchaser, to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon such attornment, to the extent of the then remaining balance of the term of this Lease and any extensions and renewals hereof, shall be and are the same as those set forth herein. In the event of such transfer of Landlord's interests, Landlord shall be released and relieved from all liability and responsibility thereafter to Tenant under this Lease or otherwise and Landlord's successor shall become liable and responsible to Tenant in respect to all obligations of Landlord under this Lease accruing from and after the date of such transfer, including, without limitation, the retention, disbursement and return of any and all security deposits and advance rent, if any.

24 ASSIGNMENT AND SUBLETTING. Tenant may sublet or assign this lease or any portion of Tenant's interest herein in accordance with the provisions of this paragraph. In the event, however, of any assignment, subletting or other transfer or encumbrance of all or any portion of Tenant's interest herein whether with or without Landlord's consent as provided in this paragraph, Tenant shall remain fully liable for the payment of all rent and other charges due hereunder and for the faithful performance of all the terms, conditions, covenants and provisions of this Lease.

         So long as Tenant is not in default under this Lease, Tenant shall have a one time right to assign or sublet all or a portion of the Promises to any person, firm or corporation without the consent of Landlord provided only that:

         1. the use and occupancy by such subtenant or assignee shall not violate any negative covenant contained in any other lease in the Building; and

         2. any such subletting or assignment shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease.

         Thereafter, following such subletting or assignment, as the case may be, Tenant may not sublet or assign all or any portion of its interest in this Lease without the written consent of the Landlord first obtained in each case. Landlord, however, so long as Tenant is not in default under this Lease, will not unreasonably withhold its consent to such subletting or assignment. For purposes of this paragraph, Landlord shall not be deemed to have unreasonably withheld its consent to such sublease or assignment if:

         1. the occupancy by any such proposed subtenant or assignee shall violate any negative covenant in any other lease in the Building;

         2. the use or occupancy by any such subtenant or assignee shall be in violation of the Certificate of Occupancy of the Building;

         3. the proposed lease is with a tenant with whom Landlord is then negotiating or to whom Landlord has made a written or verbal offer, or with whom Landlord is in contact with respect to renting space in the Building;

         4. Tenant shall have advertised the proposed rental at a rate less than the rent set forth in this Lease.

         Tenant shall reimburse Landlord on demand for any legal costs that may be incurred by Landlord in connection with the granting of any requested consent, such cost not to exceed $1,000.00 in connection with any one transaction.

         Tenant further agrees that notwithstanding any such subletting or assignment, no other and further subletting or assignment of the Premises shall be made by Tenant to any person except upon compliance with and subject to the provisions of this article.

         Anything herein to the contrary notwithstanding, Landlord's consent shall not be required in the event of a sublease or assignment to a corporation with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to any corporation which controls or is controlled by Tenant or is under common control with Tenant.

         Tenant shall not, except as otherwise provided above, transfer, mortgage, pledge or otherwise encumber or dispose of this Lease or any portion of Tenant's interest without the consent of Landlord.

25. SUCCESSORS AND ASSIGNS. All terms, provisions, covenants and conditions to be observed and performed by, Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, successors and assigns, subject, however, to the restrictions on Tenant as provided herein. All expressed covenants of this Lease shall be deemed to be covenants running with the land. All of the benefits and rights contained in this Lease shall inure to the benefit of Landlord and Landlord's successors and assigns.

26. HOLD HARMLESS. Tenant does and shall indemnify and keep Landlord harmless from and against any and all losses, damages, fines, penalties, liabilities and expenses, including, without limitation, attorney's fees incurred whether or not suit is brought, at trial and appellate levels which may arise or be claimed against Landlord and be in favor of any persons or entities, consequent upon or arising from the use or occupancy of the Promises by Tenant. or consequent upon or arising from any acts. omissions, neglect or fault of Tenant, or their respective agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided. Landlord shall not be liable to Tenant and Tenant does hereby release, remise, quitclaim and forever discharge Landlord from and against any and all damages, losses, claims or injuries to the officers, directors, owners, agents, servants, employees, licensees, guests, visitors, customers, persons or property of Tenant which may be caused by the acts, neglect, omissions or faults of any persons or entities except for the negligence of Landlord or its employees. Tenant shall look solely to Landlord's interest in the Building and in Landlord's personal property used in connection therewith for the satisfaction of any judgment or decree based upon any matters arising in connection with or in any way related to this Lease or the Building and no other property or asset of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of such judgment or decree. In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation and any appeal thereof. The provisions of this paragraph shall survive the termination of this Lease.

27. ATTORNEY'S FEES. If either party defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the other party employs the services of an attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to recover reasonable attorney's fees and all expenses and costs incurred by the prevailing party pertaining thereto at trial and appellate levels and in the enforcement of any remedy.

28. DAMAGE OR DESTRUCTION. In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty, during the term of this Lease or any extensions or renewals hereof, whereby the same shall be rendered untenantable, then Landlord shall have the right, but not the obligation, to render the Premises tenantable by repairs within one hundred eighty (180) days therefrom or to terminate this Lease. Within sixty (60) days following receipt by Landlord of notice of said damage or destruction, Landlord shall notify Tenant with respect to whether or not Landlord intends to restore the Premises or terminate this Lease. If said Premises are not rendered tenantable within the aforesaid one hundred eighty (180) days, either party shall have the option to terminate this Lease, and in the event of such termination rent and other charges shall be paid only to the date of such fire or casualty. The termination herein must be exercised by written notice delivered within ten (10) days after the expiration of said one hundred eighty (180) days. During any time that the Premises are untenantable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated. The aforesaid right of termination shall be Tenant's sole and exclusive remedy in the event of such damage or destruction and Tenant hereby waives any other remedies or causes of action of any kind in connection therewith. Notwithstanding the foregoing. should damage, destruction or injury occur by reason of the negligence or wrongful acts of Tenant or any of its officers, directors, employees, agents or representatives, Landlord shall have the right, but not the obligation, to render the Premises tenantable within three hundred sixty (360) days of the date of damage, destruction or injury and in no event shall there be any abatement of rent nor shall Tenant have any right of termination. Notwithstanding the foregoing. should damage or destruction occur during the last twelve (12) months of the term hereof, either party shall have the option to terminate this Lease, effective on the date of damage or destruction, by delivering written notice of such intention within thirty (30) days after the date of damage or destruction; provided, however, that if such damage or destruction is due to the neglect or wrongdoing of Tenant or any of its officers, directors, employees, agents or representatives, then Tenant shall remain liable to Landlord for any damage therefrom and any rent and other charges due notwithstanding such termination.

29. EMINENT DOMAIN. If there shall be taken during the term of this Lease all or any portion of the Premises or the Building, other than a part not interfering with maintenance, operation or use of the Premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the rent shall be reduced in the proportion that the Rentable Area of the Premises so taken bears to the original Rental Area of Tenant and Landlord shall repair any damage to the Premises or the Building resulting from such taking. Tenant shall only have a right to terminate if enough of the Premises is taken by condemnation or eminent domain to render the Premises unsuitable for its intended use. If all of the Premises is taken by condemnation or eminent domain, or if Landlord elects to terminate as set forth above, this Lease shall terminate on the date of the taking. All sums awarded (or agreed upon between Landlord and the taking authority) for the taking of the interest of Landlord and/or Tenant, whether as damages or as compensation, and whether for partial or total condemnation, will be property of the Landlord. If this Lease should be terminated under any provisions of this paragraph, rent and other charges shall be due and payable up to the date that possession is taken by the taking authority. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee, although Tenant shall have the right, to the extent that same shall not reduce Landlord's award, to claim from the taking authority, but not from the Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

30. LIEN FOR PAYMENT OF RENT. Tenant hereby pledges and assigns to Landlord as security for the payment of any and all rent or other sums, charges or amounts provided for herein, all of the furniture, fixtures, personal property, tangible or intangible, goods and chattels of Tenant which shall or may be brought on or put in or about the Premises, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the Landlord.

31. RIGHT OF ENTRY. Landlord, or its agents, shall have the right to enter the Premises during all reasonable. hours and after notice to examine same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of the Building, or to exhibit the Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease.

32. NOTICE. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties, as hereinafter provided, at their respective addresses set forth in the beginning of this Lease, by hand delivery, Federal Express, or by certified mail, return receipt requested, postage prepaid. Unless otherwise specifically provided herein; said notice shall be effective on the date such notice is either posted on the Premises, hand delivered, deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, or upon delivery to Federal Express. The place to which Landlord is entitled to receive any notice may be changed by giving five (5) days prior written notice thereof in accordance with the foregoing provisions. Notwithstanding anything herein to the contrary, the posting on the Premises or the delivery thereto by Landlord of any notice shall be conclusively deemed as delivery to Tenant of such notice, any provisions herein to the contrary being strictly for Tenant's convenience and not as a matter of right. Tenant hereby waives any right to service or service of process and agrees that posting on the Premises or delivery thereto of any service or service of process shall be conclusively deemed as adequate service or service of process for any and all purposes.

33. LANDLORD CONTROLLED AREAS. All parking areas, driveways, entrances and exits thereto, Common Areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, elevators and elevator shafts and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all such facilities, areas and improvements; to operate, maintain and repair same in Landlord's sole discretion; to police same, from time to time; to change the level, location and arrangement of such areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges with meters or otherwise, to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas or facilities to such extent as may, in the sole opinion of Landlord, be sufficient to prevent a dedication thereof or the accrual of any rights to any portion of the public areas, Common Areas or facilities; to discourage non-tenant parking; and to do and perform such other acts in and to said areas, facilities and improvements as, in the sole judgment of Landlord, the Landlord shall determine to be advisable. Nothing herein shall be construed as giving Tenant any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth elsewhere in this Lease.

34. CONDITION OF PREMISES ON TERMINATION OF LEASE AND HOLDING OVER. Tenant agrees to surrender to Landlord, at the end of the term of this Lease and/or upon any cancellation or termination of this Lease, the Premises in as good condition as said Premises were in at the commencement hereof, ordinary wear and tear excepted. Tenant agrees that if Tenant does not surrender the Premises to Landlord at the end of the term of this Lease then Tenant will pay to Landlord, after two (2) months, double the amount of the current rent and other charges due for each month or portion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure to so surrender to Landlord possession of the Premises, and will indemnify and save Landlord harmless from and against all claims made by any succeeding Tenant of the Premises against Landlord on account of delay of Landlord in delivering possession of the Premises to said succeeding Tenant so far as such delay is occasioned by failure of Tenant to so surrender the Premises in accordance herewith or otherwise. No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or otherwise affect any such notice, demand, suit or judgment. No act or thing done by Landlord or its. agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of Landlord.

35. OCCUPANCY TAX. Tenant shall be responsible for and shall pay before delinquency all federal, municipal, county or state taxes assessed during the term of this Lease against any occupancy, interest, occupational use, or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

36. TRIAL BY JURY. Tenant does hereby waive any right to trial by jury in any action, proceeding or counterclaim brought by either of the parties on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding for possession of the Premises or in any action based upon nonpayment of rent or any other payment required of Tenant hereunder and does hereby waive and release any right thereto.

37. VALIDITY OF PROVISION. If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition, to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each other term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. If any term or provision herein is subject to more than one interpretation, one of which would render it valid and one which would render it void or unenforceable, then said term or provision shall be given the interpretation that would render it valid and enforceable.

38. CONSTRUCTION. This Lease shall be construed in accordance with the laws of the State of Florida.

39. TIME IS OF THE ESSENCE. Time is of the essence of all the terms, provisions, covenants and conditions of this Lease to be performed by Tenant and Landlord.

40. WAIVER OF VENUE. Tenant hereby waives any right to venue of any cause of action in any court other than as chosen by Landlord in Landlord's sole discretion.

41. MISCELLANEOUS. The terms Landlord and Tenant as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns whenever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease and the paragraph headings are solely for convenience and are not intended to limit or expand any of the provisions of this Lease. Any formally executed addendum to or modification of this Lease and any riders, exhibits or attachments hereto shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein.

42. EFFECTIVE DATE. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Premises or any other space or Premises in, on or about the Building. This instrument becomes effective as a lease only upon execution and delivery by both Landlord and Tenant.

43. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading hereto, and all previous understandings, written or oral, in respect thereof, are superseded hereby. This Lease may be modified only by an agreement in writing signed by Landlord and Tenant. Tenant acknowledges and agrees that Tenant has not relied upon any prior written or prior or contemporaneous oral promises, statement, representation, agreements or warranties except such as are expressed herein.

44. BROKERAGE. Tenant represents and warrants that it has dealt with no broker, agent or other person or entity in connection with this transaction and that no broker, agent or other person or entity brought about this transaction, other than NONE (if the foregoing blank has not been completed, the word "None"' shall be deemed to have been typed therein) and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person or entity claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this transaction. The provisions of this paragraph shall survive the termination of this Lease.

45. NO RECORDING. Tenant shall not record this Lease or any memorandum or notice hereof and any such recording shall give Landlord the right, in Landlord's sole discretion, to terminate this Lease and pursue any other remedies available by law or contained herein with respect to a default by Tenant.

46. FORCE MAJEURE. Neither Landlord nor Tenant shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

47. DELEGATION. Landlord shall have the right, at any time and from time to time, to delegate and/or assign all or any portion of its duties, responsibilities and obligations hereunder, in Landlord's sole discretion.

48. RADON. Radon is a naturally occurring naturally active gas that, when accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

49. ADDITIONAL PAGES. This Lease consists of ___________ additional pages of exhibits, riders and addenda.

         IN WITNESS WHEREOF, the parties hereto have signed and delivered this Lease in duplicate at Pembroke Pines, Broward County, Florida, as of the day and year first above written.

LANDLORD:                                    TENANT:

ROWLAND SCHAEFER &                           CLAIRE'S STORES, INC., A FLORIDA
ASSOCIATES, A FLORIDA GENERAL                CORPORATION
PARTNERSHIP


By:      /s/ E. BONNIE SCHAEFER              By:      /s/ IRA D. KAPLAN
   -------------------------------              --------------------------------

Name:    E. BONNIE SCHAEFER                  Name:    IRA D. KAPLAN
     -----------------------------                ------------------------------

Its:     PARTNER                             Its:     CHIEF FINANCIAL OFFICER
    ------------------------------               -------------------------------


WITNESSES:                                   WITNESSES:


         /s/ DIANE CORR                               /s/ CARLA NIERENBURG
----------------------------------           -----------------------------------


         [ILLEGIBLE]                                  [ILLEGIBLE]
----------------------------------           -----------------------------------

                                    ADDENDUM


         Addendum to and forming a part of the Lease dated ______________, 2004 between ROWLAND SCHAEFER & ASSOCIATES, a Florida general partnership ("Landlord"), and CLAIRE'S STORES, INC., a Florida corporation ("Tenant").


                                 OPTION TO RENEW

         Provided that Tenant has not been in default of any of the terms, conditions or provisions of this lease at any time during the term thereof, then the Tenant shall have the option, but only if exercised in writing at least six
(6) months prior to the expiration of the original term of this lease to renew the Lease for an additional five (5) years upon all of the terms, conditions, provisions and covenants set forth in this Lease. In addition to any "Adjustment Months" set forth in this Lease, the Monthly Base Rent shall also be adjusted in the month of JANUARY in each of the following years: 2015, 2016, 2017, 2018 AND 2019. The foregoing shall be considered as Adjustment Months as that term is used in this Lease.

         Except as set forth herein to the contrary, all of the terms and provisions of this Lease shall remain in full force and effect according to their terms, which terms and conditions are incorporated herein.

         There shall be no further right of renewal.


LANDLORD:                                  TENANT:

ROWLAND SCHAEFER &                         CLAIRE'S STORES, INC., A FLORIDA
ASSOCIATES, A FLORIDA GENERAL              CORPORATION
PARTNERSHIP


By:      /s/ E. BONNIE SCHAEFER            By:      /s/ IRA D. KAPLAN
   ----------------------------               ---------------------------------

Name:    E. BONNIE SCHAEFER                Name:    IRA D. KAPLAN
     --------------------------                 -------------------------------

Its:     PARTNER                           Its:     CHIEF FINANCIAL OFFICER
    ---------------------------                --------------------------------


WITNESSES:                                 WITNESSES:


         /s/ DIANE CORR                             /s/ CARLA NIERENBURG
-------------------------------            ------------------------------------


         [ILLEGIBLE]                                [ILLEGIBLE]
-------------------------------            ------------------------------------

                              RULES AND REGULATIONS


1. No sign, door plaque, directory strip, advertisement or notice shall be displayed, painted or affixed by Tenant in or on any part of the outside or inside of the Premises or the Building without the prior written consent of Landlord and then only of such color, size, character, style an material, and in such places as shall be approved by Landlord. Notwithstanding the above, Tenant shall have the right to install a sign on the exterior easterly side at the top of the Building, subject to Landlord's approval of size, style, lighting and method of attachment.

      Landlord shall be entitled to grant permission to one other tenant only to install a sign at the top of or an the outside of the Building provided that such sign may be no larger than three quarter (3/4) of the size of Tenant's sign.

      Landlord shall not unreasonably withhold its consent to any of Tenant's signage either interior or exterior provided that the same does not violate any municipal or other governmental ordinance.

2. No additional locks or bolts of any kind shall be placed on any door in the Building and no changes shall be made to the existing looks or bolts without the prior written consent of Landlord. Landlord may at all times keep a pass key to the Premises.

3. Tenant shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, corridors, hallways or stairways of the Building or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress.

4. Glass panel doors that reflect or admit light into the passageways. or into any place in the Building, shall not be covered or obstructed by Tenant, and Tenant shall not permit, erect and/or place solar reflective film, drapes, curtains, blinds, shades, screens, furniture, fixtures, shelving, display cases, tables. lights, signs or advertising devises in front of, or in the proximity of any interior or exterior windows, glass panels or glass doors without Landlord's prior written consent.

5. Tenant, its officers, agents, servants, employees, patrons, customers, visitors, invitees and contractors shall park their vehicles only in the area of the parking facilities designated for this purpose by Landlord.

6. Tenant shall not move furniture, machines, equipment, merchandise or materials within, into or out of the Premises, Building or Common Areas without Landlord's prior written consent, which consent shall dictate time, method and routing of movement. Safes, large files, electronic data processing equipment and other heavy equipment or machines shall be moved into the Premises, Building or Common Areas only with Landlord's written consent and placed where directed by Landlord. Any damage done to the Premises, Building or Common Areas or to other tenants or persons during such movement of furniture, equipment, machines, merchandise or materials shall be paid for by Tenant.

7. There shall not be used anywhere in the Building any hand trucks, except those equipped with rubber tires and side guards.

8. All contractors and/or technicians performing work for Tenant within the Premises, Building or Common Areas, shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to installation of telephones, telegraph equipment, electrical devices and attachments, and attachments affecting floors, walls, windows doors, ceilings, equipment, or any other physical feature of the Premises, Building or Common Areas. None of this work shall be done by any Tenant without Landlord's prior written approval.

9. Tenant shall do no painting or decorating in the Premises, or mark, paint or cut into, drive nails or screw into, nor in any way deface any part of the Premises or the Building without the prior written consent of Landlord. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at the expense of Tenant, but only after receipt of the approval and under the direction of Landlord.

10. All doors leading to the Premises from any corridor, passage or hallway shall be kept closed at all times, except when someone is actually entering or leaving the Premises.

11. Tenant shall, before leaving the Premises unattended, close and lock all doors and shut off all utilities. Any damage resulting from failure to do so shall be paid by Tenant.

12. Tenant shall not permit any noise or noises to be heard outside the Premises.

13. Tenant shall not permit any equipment or device within the Premises which will impair radio or television broadcasting or reception form or in the Building.

14. Tenant shall not bring into the Building or keep on the Premises any fish, fowl, reptile, insect or animal of any kind whatsoever without the prior written consent of Landlord.

15 Tenant shall not use the Premises, Building or Common Areas for housing, lodging or sleeping purposes or for the cooking or preparation of food without the prior written consent of Landlord.

16. Tenant shall not install or operate any refrigerating. heating or air conditioning apparatus, or carry on any mechanical operation, or bring into the Premises, Building or Common Areas any flammable. combustible or explosive fluid, chemical, material or substance without the prior written consent of Landlord.

17. The requirements of Tenant will be attended to only upon application to Landlord. Landlord's employees and agents shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Landlord.

18. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision, shall be borne by Tenant.

19. The work of Landlord's janitorial personnel, if any, shall not be hindered by Tenant after 5:30 p.m., and such work may be done at any time when the Premises or Building are or should be vacant. The exterior windows, doors, and fixtures may be cleaned at any time.

20. In the event Tenant must dispose of crates, boxes, or other items which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways, or other areas of the Building or parking facilities, excepting Tenant's own Premises, for disposal.

21. Tenant will be responsible for any damage to the Premises, including carpeting and flooring, as a result of rust or corrosion of file cabinets, roller chairs, metal objects, or spills of any type of liquid.

22. Tenant shall not lay linoleum or other similar floor covering within the Premises without the prior written consent of Landlord.

23. Canvassing, solicitation and peddling in the Premises, Building and Common Areas are prohibited, and each tenant shall cooperate to prevent same. In this respect, Tenant shall promptly report such activities to Landlord.

24. Tenant shall not solicit business in the Building or Common Areas, nor distribute any handbills, or other advertising matter, to vehicles parking in the parking facilities.

25. Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from the Premises, Building or parking facilities, regardless of how or when such loss occurs.

26. No vending machine of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

27. Tenant shall not go upon the roof of the Building without the written consent of the Landlord.

28. Tenant shall not install any antenna or aerial wires, radio or television equipment, or any other such equipment, inside or outside of the Building, without Landlord's prior written consent and upon such terms and conditions as may be specified by Landlord.

29. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter of spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, use the name of the Building for any purpose other than that of the business address of Tenant, or use any picture or likeness of the Building or the Building name in any letterheads envelopes, circulates, notices, advertisements, containers or wrapping material, the without written consent of Landlord in each and every instance.

30. Landlord reserves the right to close the Building and refuse access to the Building or the halls, corridors, elevators or stairways of the Building from 1:00 p.m. Saturday to 8:00 a.m. Monday, on holidays declared by Landlord, whenever the Building is not open to the public and on Monday through Friday between the hours of 6:00 p.m. and 8:00 a.m. unless the person seeking access has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to, or exclusion from the Building of any person. Tenant's officers, agents, servants and employees shall be permitted to enter and leave the Building whenever appropriated arrangements have been previously made between Landlord and Tenant with respect hereto. Each tenant shall be responsible for all persons for whom he requests permission and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interest of the Building or its tenants, may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building or any part thereof during the continuance of same, by closing the doors or otherwise. Landlord may, but is not obligated, to require any person leaving the Building with any package or other object, to exhibit a pass from the tenant from whose Promises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on Landlord for the protection of any Tenant against the removal of property from the Premises of Tenant. Landlord shall in no way be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises, or the Building.

31. Tenant shall not permit the violation of any of these Rules and Regulations by any of Tenant's officers, directors, employees, agents, representative, guests, customers, licensees, invitees or any other person or entity visiting the Building in connection with Tenant.

32. Landlord shall have the right to arbitrarily withhold any consent required in these Rules and Regulations at Landlord's sole discretion.

33. All the terms, provisions, conditions and covenants of that certain Amended and Restated Office Lease Agreement of which these Rule and Regulations from a part are incorporated herein and all defined terms as used herein shall have the same meaning as defined in said Amended and Restated Office Lease Agreement.

                                    EXHIBIT B

                        Landlord's Work and Tenant's Work












         Not applicable